UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2013

WESTMOUNTAIN GOLD, INC.
(Exact name of registrant as specified in its charter)

Colorado	000- 53028	26-1315498
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2186 S. Holly St., Suite 104, Denver, CO 80222
(Address of Principal Executive Offices)

(303) 800-0678
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5- CORPORATE GOVERNMENT AND MANAGEMENT

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Certificate of Designation of Rights and Preferences of Series A Convertible Preferred Stock

On November 29, 2013, the Board of Directors of the Company approved a Certificate of Designation of Rights and Preferences of Series A Convertible Preferred Stock in the form attached hereto as Exhibit 3.1, which designates a total of Twelve Thousand One Hundred (12,100) shares as Series A Shares.  The Certificate of Designation was filed with the state of Colorado on December 2, 2013 and approval was received on December 3, 2013.

a)     Exhibits –

Exhibit No.	Description
3.1	Certificate of Designation of Rights and Preferences of Series A Convertible Preferred Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMOUNTAIN GOLD, INC.

Date: December 6, 2013	By:	/s/ Gregory Schifrin
Name: Gregory Schifrin
Title: Chief Executive Officer